PACIFIC CAPITAL FUNDS
Small Cap Fund
Class A, B & C Shares
Supplement dated October 14, 2008
to the Prospectus dated November 28, 2007
     The Small Cap Fund has suspended payment of 12b-1 fees in connection with distribution-related services for Class B shares, as well as the assessment of contingent deferred sales charges upon redemption of its Class B shares, as it has reached the maximum amount of those fees and charges permitted by FINRA rules. Until those payments and assessments can resume, the Asset Management Group of Bank of Hawaii will make certain payments to parties who otherwise would have received compensation under the Fund’s Class B 12b-1 Distribution and Service Plan. The Small Cap Fund Class B shares may continue to pay shareholder servicing fees in connection with the personal, ongoing servicing of shareholder accounts of such shares. This payment will be calculated and payable monthly at the annual rate of up to 0.25% of the value of the average daily net assets of the Small Cap Fund’s Class B shares.
Please retain this supplement for future reference
PCP-SPABY 10/08